                                                             EXHIBIT 1-A(10)(a)

APPLICATION TO

KEMPER INVESTORS LIFE INSURANCE COMPANY                 [ZURICH KEMPER LOGO]
1 Kemper Drive, Long Grove, Illinois 60049-0001

VARIABLE UNIVERSAL LIFE SUPPLEMENT
Name of Proposed Insured _____________________________ Plan ___________________
Planned Premium ________________________________ Mode Payable _________________

----------------------------------------------------------------------------------------------------------------------------------
PREMIUM ALLOCATION

Evergreen Variable Trust                               INVESTORS FUND SERIES                        FIXED ACCOUNT
    % of Premium                                         % of Premium                                % OF Premium
(Whole Percentages Only)                               (Whole Percentages Only)                 (Whole Percentages Only)
      Subaccount                                           Subaccount

__ % Evergreen VA                                      __ % Money Market                                ___ %
__ % Evergreen VA Growth and Income                    __ % Total Return
__ % Evergreen VA Foundation                           __ % High Yield
__ % Evergreen VA Global Leaders                       __ % Growth
__ % Evergreen VA Strategic Income                     __ % Government Securities
__ % Evergreen VA Aggressive Growth                    __ % International
                                                       __ % Small Cap Growth
                                                       __ % Investment Grade Bond
                                                       __ % Value
                                                       __ % Small Cap Value
                                                       __ % Value + Growth
                                                       __ % Horizon 20+
                                                       __ % Horizon 10+
                                                       __ % Horizon 5
                                                       __ % Blue Chip
                                                       __ % Global Income


                                                                                 Premium may be allocated to 10 subaccounts. Total
                                                                                 of subaccount plus fixed account must equal 100%
----------------------------------------------------------------------------------------------------------------------------------
SUITABILITY

ANNUAL EARNINGS
[ ] $25,000 to $50,000   [ ] $50,000 to $100,000     [ ] $100,000 to $200,000    [ ] over $200,000

NET WORTH
[ ] $25,000 to $75,000   [ ] $75,000 to $125,000     [ ] $125,000 to $250,000    [ ] over $250,000

FINANCIAL OBJECTIVES:
[ ] Long Term Growth    [ ] Preservation of Capital  [ ] Maximum Capital Appreciation
Other  ____________________________________________________________________________________________________________
[ ] Check this box if you do not wish to provide this information.
-----------------------------------------------------------------------------------------------------------------------------------
IRC SECTION 7702 TEST

  [ ] Guideline Premium Test
  [ ] Cash Value Accumulation Test
-----------------------------------------------------------------------------------------------------------------------------------
TELEPHONE AUTHORIZATION

[ ] Check here to authorize telephone transfers among the subaccounts and the fixed account subject to the conditions of the
Telephone Transfer Agreement.
-----------------------------------------------------------------------------------------------------------------------------------
I understand that

THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY UNDER SPECIFIED CONDITIONS. POLICY VALUES MAY INCREASE OR DECREASE IN
ACCORDANCE WITH THE EXPERIENCE OF THE SEPARATE ACCOUNT. ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY VALUES, AND CASH
SURRENDER VALUES ARE AVAILABLE UPON REQUEST.

Receipt is acknowledged of the current prospectus for the Policy and for the underlying funds for the Premium Allocation options selected above.

All statements and answers to the foregoing questions are, to the best of my knowledge and belief: (a) complete; and (b)
true. I agree (a) that they shall form a part of my application; (b) that they shall be subject to the terms of the agreement found in the application; and (c) that they shall become a part of any policy based on my application.

Dated at
         -----------------------------------------              ---------------------------------------------------
                 City and State                                 Signature of Proposed Insured
on
    ----------------------------------------------              ---------------------------------------------------
       Month          Day           Year                        Signature of Applicant and Owner
                                                                (If other than Proposed Insured)

        Signature of Agent as Witness
                                      -------------------------------------------------
        Signature of Registered Principal
                                          ---------------------------------------------

L-8178

                                                           [ZURICH KEMPER LOGO]
FEDERAL KEMPER LIFE ASSURANCE COMPANY
FIDELITY LIFE ASSOCIATION, A Mutual Legal Reserve Company
KEMPER INVESTORS LIFE INSURANCE COMPANY
Long Grove, IL 60049


LIFE INSURANCE APPLICATION

COMPLETE THE FOLLOWING IN ALL CASES:      THE FOLLOWING ARE NOT INCLUDED IN THIS SET
Part A: General Information               (USE WHEN NEEDED):
Part B: Agreement                         Part G: Aviation Supplement
Agent's Report (located at end of set)    Part H: Financial Supplement
                                          Part J: Insurance History Supplement
COMPLETE THE FOLLOWING WHEN NEEDED:
Part C: Medical Questionnaire (must be completed for all
    non-examined cases)
Part D: Multiple Insured Supplement
Part E: Additional Details
Pre-authorized Checking (PAC) Authorization (if electronic
    debit is desired)
-------------------------------------------------------------------------------
DIRECTIONS

You, as the Agent, are responsible for completing the necessary forms required  to process and underwrite this application. All forms must be completed in full and must be legible. The directions below must be followed carefully.

DO -                                                                       DON'T -

- Submit separate applications on Joint Insureds.                          - Don't accept or send money on applications
- Provide full details                                                       totalling over $500,000.
- Print application in black ink.                                          - Don't send partial premiums - full mode
- Get all required signatures.                                               premium is needed.
- Have the applicant initial all changes.                                  - Don't use pencil.
- Complete the Agent's Report, especially Question 10                      - Don't use whiteout.
  (regarding replacement)
- Sign the Agent's Report after completing.
- Complete the Financial Supplement, Part H, if the
  application is for more than $1 million.
- Give the Notification (below) to the applicant prior
  to completion of the application.
- Send two months' premium on all PAC cases.

LIFE APP/S9S
                                                           (Tear here)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
FEDERAL KEMPER LIFE ASSURANCE COMPANY
FIDELITY LIFE ASSOCIATION, A Mutual Legal Reserve Company
KEMPER INVESTORS LIFE INSURANCE COMPANY
Long Grove, IL 60049

                            - NOTIFICATION - IMPORTANT INFORMATION - PLEASE READ BOTH SIDES CAREFULLY-

                                             FEDERAL FAIR CREDIT REPORTING ACT NOTICE

We may request a consumer report which contains information about your character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation. The information is obtained through interviews with your friends, neighbors, and associates. It is part of our underwriting procedure. We will furnish information about the nature of the report to you and a written summary of your rights if you write to us and ask.

                   THIS NOTIFICATION MUST BE GIVEN TO THE PROPOSED INSURED BEFORE THE APPLICATION IS COMPLETED.


                                                            [ZURICH KEMPER LOGO]

FEDERAL KEMPER LIFE ASSURANCE COMPANY
FIDELITY LIFE ASSOCIATION, A Mutual Legal Reserve Company
KEMPER INVESTORS LIFE INSURANCE COMPANY
Long Grove, IL 60049


CONDITIONAL RECEIPT (do not complete and give to Applicant unless payment is made)

In exchange for the payment of the first required                      rules and practices, for the plan and
premium with the application, the Company will                         amount applied for, without amendment, at the
provide insurance prior to policy delivery, under                      rate class applied for or a lesser premium, as
the following terms.                                                   of the date the Company receives all of its
                                                                       medical requirements; and
NO INSURANCE WILL BE PROVIDED UNDER THIS RECEIPT
UNLESS ALL REQUIREMENTS ARE FIRST FULFILLED EXACTLY                 f. The Proposed Insured has complied with all parts
DURING THE LIFETIME OF THE PROPOSED INSURED. IF ALL                    of Life Application -  Part B: Agreement.
REQUIREMENTS ARE NOT SO MET, OR THE PROPOSED INSURED
DIES BY SUICIDE, THE LIABILITY OF THE COMPANY SHALL                 START OF INSURANCE - If the above requirements are
BE LIMITED TO A REFUND TO THE APPLICANT OF THE                      first met, this Receipt will provide insurance beginning
PAYMENT MADE FOR THIS RECEIPT. MEDICAL REQUIREMENTS                 the latest of: ( 1 ) the date of the application; or
ARE DEFINED BY THE COMPANY'S CURRENT RULES AND                      (2) the date of receipt of all medical requirements
PRACTICES AND INCLUDE HOSPITAL AND PHYSICIAN REPORTS,               by the Company.
AND MEDICAL EXAMINATIONS AND TESTS. NO AGENT MAY
ALTER OR WAIVE ANY PART OF THIS RECEIPT. THIS                       END OF INSURANCE - Once begun, any insurance this
RECEIPT PROVIDES NO INSURANCE FOR RIDERS OR ADDITIONAL              receipt may provide ends at the earliest of: (1) 60
BENEFITS.                                                           days after the date of the application; (2)
                                                                    when the Company sends a refund of the premium
REQUIREMENTS -The following must first be fulfilled                 which was exchanged for this receipt; or, (3) the
for insurance to start:                                             date any policy issued goes into effect.

a. All medical requirements are completed and                       AMOUNT LIMIT - The amount of insurance provided
   received by the Company within 60 days from the                  by this receipt is the lesser of: (a) the initial
   date of the application;                                         death benefit of the insurance applied for in
                                                                    the application; or ( b ) $500,000 less all amounts
b. The first premium has been paid in full;                         of life insurance and accidental death benefits
                                                                    applied for or in force with the Company and its
c. All questions in the application have been                       affiliates.
   answered;
                                                                    PAYMENT TERMS - The first premium will not be
d. All answers given in the application are true                    considered paid unless any check, draft, or other
   and complete;                                                    instrument of payment (given as premium) is paid
                                                                    in accordance with its terms. ALL PREMIUM
e. The Proposed Insured is acceptable to the Company                CHECKS MUST BE MADE PAYABLE TO THE COMPANY. DO NOT
   under its                                                        MAKE CHECKS PAYABLE TO THE AGENT. DO NOT LEAVE
                                                                    THE PAYEE BLANK.
-----------------------------------------------------------------------------------------------------------------------------------
This receipt is given on behalf of the company selected in item 8 of Part A of the application.

I have read and agree to the above terms.

----------------------------------------                ---------------------------------------------------------------------------
Dated                                                   Signature of the Owner/Applicant

Received from                                                                                 $
              ------------------------------------------------------------------------------    -----------------------------------

for coverage on                                                                                               (the Proposed Insured)
               -----------------------------------------------------------------------------------------------


----------------------------------------                ---------------------------------------------------------------------------
Dated                                                   Signature of Agent

L-B595                                                      (Tear here)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                MEDICAL INFORMATION BUREAU NOTICE

Information regarding your insurability will be                    Upon receipt of a request from you,
treated as confidential. Federal Kemper Life                       the Bureau will arrange disclosure of any
Assurance Company, Fidelity Life Association or                    information it may have in your file. If you
Kemper Investors Life Insurance Company (we),                      question the accuracy of information in
or our reinsurers, may, however, make a brief                      the Bureau's file, you may contact the Bureau and
report thereon to the Medical Information Bureau,                  seek a correction in accordance with the
a non-profit membership organization of life                       procedures set forth in the Federal
insurance companies, which operates an information                 Fair Credit Reporting Act. The address of
exchange on behalf of its members. If you apply                    the Bureau's information office is
to another Bureau member company for life or                       Post Office Box 105, Essex Station,
health insurance coverage, or a claim for                          Boston, Massachusetts 02112, telephone
benefits is submitted to such a company, the                       number (781) 426-3660.
Bureau, upon request, will supply such
company with the information in its file.                          We, or our reinsurers, may also release
                                                                   information in our file to other life
                                                                   insurance companies to whom you may apply
                                                                   for life or health insurance, or to
                                                                   whom a claim for benefits may be submitted.

                   THIS NOTIFICATION MUST BE GIVEN TO THE PROPOSED INSURED BEFORE THE APPLICATION IS COMPLETED.

   FEDERAL KEMPER LIFE ASSURANCE COMPANY
   FIDELITY LIFE ASSOCIATION, A Mutual Legal Reserve Company
   KEMPER INVESTORS LIFE INSURANCE COMPANY              Policy number___________
   Long Grove, IL 60049

   LIFE APPLICATION - PART A: GENERAL INFORMATION
1. PROPOSED INSURED [ ] Male [ ] Female
   First name      Middle initial          Last name

   Former name if changed in last five years

   Birthdate      Age at nearest birthday           Birthplace
                  (use to calculate premium)        (state or country)

   Social Security number         Driver's license state/number

2. Street Address

   City                                   State           Zip

   Home phone
               (      )

3. What is your occupation?

   Describe duties

   Employer

   Employer's street address

   City                                   State           Zip

   Business phone
               (      )

   If more information is needed, you can be reached at:

          [ ] Home    [ ] Work          Best time of day:_______________________

4. Current annual earned income:
   $

5. OWNER/APPLICANT        [ ] Proposed Insured       [ ] Other (complete below)

   Name

   Street

   City                                   State           Zip

   Relationship to Proposed Insured             Social Security or Tax ID#

6. PREMIUM PAYOR (select one)      [ ] Proposed Insured
          [ ] Owner                [ ] Other (give name & address in #16)

7. BENEFICIARY DESIGNATION (Use Part E if additional space is needed.)
   PRIMARY BENEFICIARY(S) & ADDRESS       % OF                 RELATIONSHIP TO
   (If trust, give name/date of trust)   PROCEEDS              PROPOSED INSURED






   CONTINGENT BENEFICIARY(S) & ADDRESS



8. This application is to: (select one)
   [ ] Federal Kemper Life Assurance Company
   [ ] Fidelity Life Association
   [ ] Kemper Investors Life Insurance Company

9. NAME OF INSURANCE PLAN (if applicable                 INITIAL DEATH BENEFIT
   indicate type: 1/5/10/15-year, etc.)                (Specified amount, if UL)

   If Universal Life:
   [ ] Option A: Specified amount includes cash value
   [ ] Option B: Specified amount plus the cash value
          (If neither is selected, Option A will be assigned.)

   Riders: [ ] WP/WMD                        [ ] FDR*  _________ Units
           [ ] WSP $_________                [ ] DCR   _________ Units
           [ ] ______________                [ ] _____________________
                *COMPLETE PART D: MULTIPLE INSURED SUPPLEMENT

10.If this application is to Fidelity Life Association, select the desired dividend option, if applicable:
   [ ] Pay in cash         [ ] Reduce premiums      [ ] Accumulate at interest
   [ ] Buy additional paid-up insurance             [ ] Other

11.a. Have you smoked cigarettes in the past 36 months?     [ ] Yes  [ ] No
   b. Have you used tobacco in any other form in the
      past 36 months?                                       [ ] Yes  [ ] No
      Type ____________________    Quantity _______________________________

12.Have you ever been told you had, or been treated for:
   diabetes, cancer, heart disease, alcoholism, drug abuse,
   or high blood pressure?                                  [ ] Yes  [ ] No
          (If Yes, preferred rates will not likely be available.)

13.Rate class applied for:
   [ ] Preferred non-tobacco                 [ ] Preferred tobacco
   [ ] Standard non-tobacco                  [ ] Standard tobacco
   [ ] Other ______________________________________________________________

14.a. Bill frequency:                     b. Bill form:
   [ ] Annual                             [ ] Direct
   [ ] Semi-annual                        [ ] PAC (monthly only)
   [ ] Quarterly                          [ ] List (monthly only)
   [ ] Monthly (PAC or list only)         [ ] Other _______________________
       (For PAC, complete authorization form.)
   c. Planned periodic premium: (UL plans only) $__________________________

15.Amount remitted with this application, in exchange
   for the conditional receipt: $ _________________________________________
             DO NOT SUBMIT MONEY IF DEATH BENEFIT EXCEEDS $500,000.

16.SPECIAL REQUESTS




                                                                          ZURICH
                                                                          KEMPER
                                                                           LOGO
                                  (Continued)



L-A595

    FEDERAL KEMPER LIFE ASSURANCE COMPANY                     PART A (Continued)
    FIDELITY LIFE ASSOCIATION, A Mutual Legal Reserve Company
    KEMPER INVESTORS LIFE INSURANCE COMPANY
    Long Grove, IL 60049

17. INDIVIDUAL LIFE INSURANCE IN FORCE (If none, state none.)
    (Do not list group)
                                                DATE             -PURPOSE-
    COMPANY                   AMOUNT           ISSUED        PERSONAL BUSINESS

    a
    b.
    c.
    d.
    e.
    f.

18. Is this policy to replace any existing insurance or annuities?
    (If Yes, complete required replacement forms.)             [ ] Yes  [ ] No
    If Yes, indicate which policy(s) _________________________________________

19. Are there life insurance applications pending with any
    other companies? (If Yes, complete the following)          [ ] Yes  [ ] No
                                             TO BE PLACED
                                            IN ADDITION TO       - PURPOSE -
    COMPANY              AMOUNT              OUR POLICY?          PERS. BUS.





20. Have you ever been refused life insurance or been asked to pay extra premium for life insurance? (If Yes, provide full details) [ ] Yes [ ] No

21. A you a U.S. citizen? (If No, complete below.)             [ ] Yes  [ ] No

    Country of citizenship          Type of Visa             Expiration date


22. Have you traveled or lived outside the U.S. or Canada within the past two
    years, or do you intend to in the next 24 months?          [ ] Yes  [ ] No
   (If Yes, list country, reason, frequency and length of stay in #28.)

23. In the past three years, have you had three or more moving violations,
    or had your driver's license suspended or revoked?         [ ] Yes  [ ] No

24. Have you ever been convicted of reckless driving, or driving under
    the influence of alcohol or drugs?                         [ ] Yes  [ ] No
    (If #23 or #24 are Yes, give details, dates & current status in #28.)

25. Have you been convicted of, or are you awaiting trial for a
    felony? (If Yes, give type, date & current status.)        [ ] Yes  [ ] No

26. In the past five years have you, or do you intend to:
    a. Scuba dive   [ ] Yes  [ ] No     e. Mountain climb      [ ] Yes  [ ] No
    b. Sky dive     [ ] Yes  [ ] No     f. Race motorcycles    [ ] Yes  [ ] No
    c. Parachute    [ ] Yes  [ ] No     g. Race automobiles    [ ] Yes  [ ] No
    d. Hang glide   [ ] Yes  [ ] No     h. Race power boats    [ ] Yes  [ ] No
    (If Yes, explain frequency, purpose, date of last activity & future plans.)

27. In the past five years,have you flown as a pilot or crew
    member in any flying activity, or do you intend to?        [ ] Yes  [ ] No
    (If Yes, complete PART G: AVIATION SUPPLEMENT.)

28. Details of Yes answers for #20, 22-26 (Use Part E if additional space is needed.)




PART B: AGREEMENT
I (we) have read all the questions and answers in the application, including all required parts. All responses are true and complete to the best of my
(our) knowledge and belief. I (we) promise to tell the Company of any change in the health or habits of the Proposed Insured that occurs after completing this application, but before the Policy is delivered to me (us) and the first premium is paid.

I (we) agree:

1. This application, including all of its parts, will be the basis for and form part of the Policy;

2. An Agent has no authority to alter the Company's rules or requirements, this Agreement, the Receipt, or the Policy;

3. The first premium will not be deemed paid unless any check, draft, or other instrument of payment (given as premium) is paid in accordance with its terms; and

4. (Except as provided in the Receipt, if given) the insurance applied for never takes effect unless, during the lifetime of the Proposed Insured: ( a) the Policy has been issued, delivered to, and accepted by me (us); ( b) the required first premium has been paid; ( c) any amendments issued with the Policy have been completed and signed; all while the health and habits of the Proposed Insured remain as stated in this application.

Amendments to plan, amounts, classification or benefits will be made only with my (our) consent.

I (we) have received the notification about the Federal Fair Credit Reporting Act and the Medical Information Bureau.

I hereby authorize: any licensed physician or medical practitioner; any hospital, clinic or other medical or medically related facility; any insurance company; the Medical Information Bureau; and any other organization, institution or person, that has any records or knowledge of me or my health, to give to Federal Kemper Life Assurance Company, Fidelity Life Association, A Mutual Legal Reserve Company or Kemper Investors Life Insurance Company, or their reinsurers, or the Medical Information Bureau, any such information. This authorization is valid for two and one-half years from the date this form is signed. An exact copy of this authorization is as valid as the original.

Signed at ___________________  ________________________________________________
             City and state    Signature of Proposed Insured
                               (if age 15 or over)

on __________________________  ________________________________________________
             Month/day/year    Signature of Owner/Applicant, if other than
                               Proposed Insured

     ______________________________    ______________________   _______________
     Signature of Agent/Witness        Print Agent name         Agent number


L-A5952

    FEDERAL KEMPER LIFE ASSURANCE COMPANY
    FIDELITY LIFE ASSOCIATION, A Mutual Legal Reserve Company
    KEMPER INVESTORS LIFE INSURANCE COMPANY             Policy number__________
    Long Grove, IL 60049

    PART C: MEDICAL QUESTIONNAIRE

1.  PROPOSED INSURED
    First name                Middle initial          Last name

    Amount of insurance         Birthdate              Social Security number

    Purpose of this examination:   [ ] New insurance
    [ ] Change of existing policy  [ ] Reinstatement of lapsed policy

2.  Have you ever had or been treated for:
    a. High blood pressure, chest pain, rheumatic fever, a
       heart condition, heart murmur, irregular heart
       rhythm, heart attack, stroke, or other disease of
       the heart or blood vessels?                              [ ] Yes  [ ] No
    b. Diabetes, a thyroid disorder, or other disease of
       the glands?                                              [ ] Yes  [ ] No
    c. Cancer, tumor, lymph gland disorder, cyst, or
       any blood disorder?                                      [ ] Yes  [ ] No
    d. Albumin, blood or sugar in the urine, kidney
       trouble, or any other disease of the urinary or
       genital tract (including prostate)?                      [ ] Yes  [ ] No
    e. Epilepsy, convulsion, fainting spell, stroke, paralysis,
       or any other disease of the brain or nervous system?     [ ] Yes  [ ] No
    f. Asthma, chronic bronchitis, emphysema, pneumonia,
       sarcoidosis, tuberculosis, shortness of breath,
       or other lung or respiratory system ailment?             [ ] Yes  [ ] No
    g. Ulcer, colitis, hepatitis, pancreatitis or other
       disorder of the esophagus, stomach, intestines,
       liver, gallbladder or pancreas?                          [ ] Yes  [ ] No
    h. Severe injuries or any disease or deformity of the
       muscles, connective tissue, bones, joints, or skin?      [ ] Yes  [ ] No
    i. Any impairment of sight or hearing or disease of
       the eyes, ears, nose or throat?                          [ ] Yes  [ ] No

3.  FAMILY RECORD                -- LIVING --              -- DECEASED --
                         AGE   STATE OF HEALTH       AGE   CAUSE OF DEATH
    Father
    Mother
    Brothers
    (list individually)

    Sisters
    (list individually)


    (Use #7 for additional brothers or sisters.)

4.  Has any family member listed in #3 had cancer, diabetes, high
    blood pressure, heart disease, or kidney disease?           [ ] Yes  [ ] No
    (If Yes, identify family member, disorder and age at onset.)

5.  Answer both parts a and b.
    a. Have you smoked cigarettes in the past 36 months?        [ ] Yes  [ ] No
    b. Have you used tobacco in any other form in the
       past 36 months?                                          [ ] Yes  [ ] No
       Type ___________________________  Quantity _____________________________

6.  Have you ever:
    a. Used narcotics, hallucinogens, barbiturates, heroin,
       cocaine, amphetamines, or any other habit-forming
       drugs except as prescribed by a physician?               [ ] Yes  [ ] No
    b. Been advised by a physician, psychiatrist, or
       psychologist to quit or reduce your alcohol use?         [ ] Yes  [ ] No
    c. Been advised to seek, or received treatment or
       counseling for alcohol or other drug use?                [ ] Yes  [ ] No
    d. Been advised to attend or been a member of any
       self-help group, such as Alcoholics Anonymous
       or Narcotics Anonymous?                                  [ ] Yes  [ ] No
    e. Been convicted of drug possession or distribution?       [ ] Yes  [ ] No

7. DETAILS OF ITEMS 2 THROUGH 6. Give complete details of all Yes answers. (Use #13 or Part E, if needed, for further details.)


    QUESTION    DATE OF         DETAILS, DIAGNOSIS,                                NAMES AND ADDRESSES OF DOCTORS,
    NUMBER      OCCURRENCE      TREATMENT, MEDICATION, RESULTS      DURATION       HOSPITALS, AND MEDICAL FACILITIES CONSULTED



                                                                         ZURICH
                                                                         KEMPER
                                                                          LOGO

L-C595                            (Continued)

    FEDERAL KEMPER LIFE ASSURANCE COMPANY                     PART C (Continued)
    FIDELITY LIFE ASSOCIATION, A Mutual Legal Reserve Company
    KEMPER INVESTORS LIFE INSURANCE COMPANY
    Long Grove, IL 60049

8.  Have you:
    a. Consulted a physician, psychiatrist, psychologist, or
       other medical practitioner in the last five years?      [ ] Yes [ ] No

    b. Had any blood studies (other than an HIV or AIDS
       test), electrocardiograms, stress electrocardiograms,
       or other medical tests or studies in the last
       five years?                                             [ ] Yes [ ] No

    c. Tested positive for the Human Immunodeficiency
       Virus (HIV) or antibody?                                [ ] Yes [ ] No

    d. Been under observation or received treatment in
       any hospital or other institution or medical facility
       in the last ten years?                                  [ ] Yes [ ] No

    e. Been advised, in the last two years, to have any
       diagnostic test, surgery, or hospitalization which
       has not been completed?                                 [ ] Yes [ ] No

    f. Ever received any sickness or disability pension,
       benefits, or compensation?                              [ ] Yes [ ] No

    g. Ever attempted suicide?                                 [ ] Yes [ ] No

9.  What is your height? ___________ Weight? _________
    Have you lost any weight in the past year?                 [ ] Yes [ ] No
    If Yes, amount? _________ Reason? ________________

10. Are you currently taking or have you been advised to
    take any medication?                                       [ ] Yes [ ] No
    (If Yes, list name of medication, reason & doctor's name and address.)

11. To the best of your knowledge, do you have:
    a. Any mental illness or psychiatric disorder?             [ ] Yes [ ] No
    b. Any physical disorder or disease?                       [ ] Yes [ ] No

12. Who is your personal physician? (If none, state none.)
    Name
    Street
    City                        | State       | Zip
    Date last seen?         | Phone (     )
    Why?
    What tests were made?
    Were the results normal? (If No, give details below.)      [ ] Yes [ ] No


13. DETAILS OF ITEMS 8 THROUGH 12. Give complete details of all Yes answers.
    (Use #7 or Part E, if needed, for further details.)
    Question   Date of       Details, diagnosis,                         Names and addresses of doctors,
    number     occurrence    treatment, medication,results   Duration    hospitals, and medical facilities consulted
    -------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------


    All statements and answers to the foregoing questions are, to the best of my knowledge and belief: (a) complete; and (b) true. I agree (a) that they shall form a part of my application; (b) that they shall be subject to the terms of the agreement found in the application; and ( c) that they shall become a part of any policy based on my application. I hereby authorize: any licensed physician or medical practitioner; any hospital, clinic, or other medical or medically related facility; any insurance company; the Medical Information Bureau; and any other organization, institution or person, that has any records or knowledge of me or my health, to give to Federal Kemper Life Assurance Company, Fidelity Life Association, A Mutual Legal Reserve Company or Kemper Investors Life Insurance Company, or their reinsurers, or the Medical Information Bureau, any such information. This authorization is valid for two and one-half years from the date this form is signed. An exact copy of this authorization is as valid as the original.

    Dated at________________________  __________________________________________
                    City and State    Signature of Proposed Insured

    on______________________________
                    Month/day/year
                                     ___________________________________________
                                     Signature of Witness [ ] Agent [ ] Examiner



L-C5952

    FEDERAL KEMPER LIFE ASSURANCE COMPANY
    FIDELITY LIFE ASSOCIATION, A Mutual Legal Reserve Company
    KEMPER INVESTORS LIFE INSURANCE COMPANY
    Long Grove, IL 60049                                 Policy number__________

     PART D: MULTIPLE INSURED SUPPLEMENT (use for Riders: Dependent Children s, Family Dependents', etc.)

  1. SPOUSE OR OTHER ADULT PROPOSED FOR INSURANCE [ ]Male [ ]Female    Birthdate  Age  Birthplace    Height    Weight
     Name (first, middle, last)             | Social Security number
  2. DEPENDENTS PROPOSED  FOR INSURANCE       Relationship

     --------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------

3.   Has the person named in #1 above used tobacco in any
     form in the past 36 months?                               [ ] Yes [ ] No
     Type________________Quantity_____________________


4.   Has any person named above lost any weight in the
     past year?                                                [ ] Yes [ ] No
     If Yes, amount?____________ Reason?_______________

5.   Has any person named above ever used narcotics,
     hallucinogens, barbiturates, heroin, cocaine,
     amphetamines, or any other habit-forming drugs
     except as prescribed by a physician?                      [ ] Yes [ ] No
6. To the best of your knowledge, does any person named above have any mental or physical impairment or disease? [ ] Yes [ ] No

7.   Has any person named above: a. Consulted a physician,
     psychiatrist, psychologist, or other medical
     practitioner in the last five years?                      [ ] Yes [ ] No
 a.  Consulte a physician, psychiatrist, psychologist, or other
     medical practitioner in the last five year?                [ ] Yes [ ] No
 b. Had any blood studies (other than an HIV or AIDS test), electrocardiograms, stress electrocardiograms, or other
     medical test or studies within the last five years?        [ ] Yes [ ] No
 c.  Been under observation or received treatment in a
     hospital or other institution or medical facility in
     the last five years?                                       [ ] Yes [ ] No
 d.  Tested positive for the Human Immunodeficiency
     Virus (HIV) or antibody?                                   [ ] Yes [ ] No

8.  Is any person named above currently taking, or been
    advised to take, any medication?                            [ ] Yes [ ] No
    (If Yes, list name of medication, reason & doctor's name and address.)

9.  Has any person named above ever had or been treated for:
 a. High blood pressure? [ ] Yes [ ] No   d. Stroke?   [ ] Yes [ ] No
 b. A heart condition?   [ ] Yes [ ] No   e. Diabetes? [ ] Yes [ ] No
 c. Chest pain?          [ ] Yes [ ] No   f. Cancer?   [ ] Yes [ ] No

10. Who is the family physician? (If none, none, state none.)
    Name
    Street
    City                        | State        |Zip
    Date last seen?        | Phone (   )
    Which proposed insured?
    Why?
    What tests were made?
    Were the results normal? (If No, give details below.)       [ ] Yes [ ] No


11. DETAILS OF ITEMS 5 THROUGH 10. (If more space is needed, Use Part E.)
    Question Name of        Date of      Details, diagnosis,               Names and addresses of doctors,
    number family member    occurrence   treatment, medication, results    Duration hospitals, and medical facilities consulted
   --------------------------------------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------------------------------

    All statements and answers to the foregoing questions are, to the best of my knowledge and belief: (a) complete; and (b) true. I agree (a) that they shall form a part of my application; (b) that they shall be subject to the terms of the agreement found in the application; and (c) that they shall become a part of any policy based on my application. I hereby authorize: any licensed physician or medical practitioner; any hospital, clinic, or other medical or medically related facility; any insurance company; the Medical Information Bureau; and any other organization, institution or person, that has any records or knowledge of me or my health, to give Federal Kemper Life Assurance Company, Fidelity Life Association, A Mutual Legal Reserve Company or Kemper Investors Life Insurance Company, or their reinsurerers, or the Medical Information Bureau, any such information. This authorization is valid for two and one-half years from the date this form is signed. An exact copy of this authorization is as valid as the original.

  Dated at______________________      __________________________________________
             City and state           Signature of person named in Part D 1.,
                                      if any, otherwise signature of Proposed
                                      Insured who signed Part B
  on ___________________________
             Month/day/year

                                      __________________________________________
                                      Signature of Agent/Witness


L-D595

    FEDERAL KEMPER LIFE ASSURANCE COMPANY                   [ZURICH KEMPER LOGO]
    FIDELITY LIFE ASSOCIATION, A Mutual Legal Reserve Company
    KEMPER INVESTORS LIFE INSURANCE COMPANY
    Long Grove, IL 60049


    PART E: ADDITIONAL DETAILS (use for any explanation where space is insufficient)
    Part            Question no.            Details


   --------------------------------------------------------------------------------

   --------------------------------------------------------------------------------

   --------------------------------------------------------------------------------

   --------------------------------------------------------------------------------

   --------------------------------------------------------------------------------

   --------------------------------------------------------------------------------

   --------------------------------------------------------------------------------

   --------------------------------------------------------------------------------

   --------------------------------------------------------------------------------

   --------------------------------------------------------------------------------

    All statements and answers to the foregoing questions are, to the best of my knowledge and belief, complete and true. I agree (a) that they shall form a part of my application: (b) that they shall be subject to the terms of the agreement found in Part B; and (c) that they shall become a part of any policy based on this application.


    Date at____________________           ______________________________________
             City and state               Signature of Proposed Insured
                                          (if age 15 or over)

    on ________________________           ______________________________________
             Month/day/year               Signature of Owner/Applicant,
                                          if other than Proposed Insured

                                          ______________________________________
                                          Signature of Agent/Witness



L-E595

   FEDERAL KEMPER LIFE ASSURANCE COMPANY
   FIDELITY LIFE ASSOCIATION, A Mutual Legal Reserve Company
   KEMPER INVESTORS LIFE INSURANCE COMPANY                Policy number_________
   Long Grove, IL 60049


    WRITING AGENT'S REPORT (complete in all cases)
1.  Name of Proposed Insured

2.  How well do you know the Proposed Insured?
        [ ] Known well          [ ] Not known well
        [ ] Relative (state relationship)________________
    How long known?______________________________________

3.  Who first suggested the purchase of this insurance?
        [ ] Agent               [ ] Owner/Applicant
        [ ] Proposed Insured    [ ] Other _______________

4.  a. Did you personally see the Proposed Insured?             [ ] Yes [ ] No
    b. Was the application signed by the Proposed Insured
       after all questions were answered?                       [ ] Yes [ ] No
    (If either a or b are No, explain in #11.)
    Insured is: [ ] Single [ ] Married [ ] Divorced [ ] Widowed

6. a. Are you aware of anything about the health, habits, hobbies, or other factors which might affect the insurability of the Proposed Insured?

    b. Are you aware of any reason why the Proposed
       Insured might not qualify for preferred rates?           [ ] Yes [ ] No
    (If either a or b are Yes, explain in #11.)

7.  Select the purpose(s) that best describe(s) the use of
    this insurance:
    (If purpose is solely for estate conservation, Part H
    is required.)
         -Personal-                    -Business-
         [ ] Income replacement        [ ] Key person
         [ ] Estate conservation       [ ] Buy/sell Cl Mortgage protection
         [ ] Creditor Debt repayment   [ ] Other___________________
         [ ] Other__________________

8.  If this is business insurance:
    a. Are other principals being insured also?                 [ ] Yes [ ] No
    (If No, explain reason in #11; if Yes, give names, amounts & company.)
    b. Business net worth $_______________________________________________
    c. Business net income Year ___ Amount $______________________________
    d. Percent of business owned by Proposed Insured ____________________%

9.  If Proposed Insured is a juvenile:
    a. Did you see the child?                                   [ ] Yes [ ] No
    b. Does he/she live with parents?                           [ ] Yes [ ] No
    c. Are all brothers and sisters insured for like
       amounts? (If No, explain in #11.)                        [ ] Yes [ ] No
    d. How much insurance is in force on the life of the person responsible for the child's support? $ _________________

10. a. To the best of your knowledge, does the policy
       applied for involve the replacement of existing
       life insurance or annuities?                             [ ] Yes [ ] No

    b. If Yes, has the Proposed Insured replaced other
       life insurance policies in the past five years?          [ ] Yes [ ] No
    (If both a & b are Yes, completed PART J: INSURANCE HISTORY SUPPLEMENT.)

11. EXPLANATIONS AND DETAILS _____________________________________________
    _______________________________________________ YOUR CALCULATION OF
    _______________________________________________  FIRST ANNUAL PREMIUM
    _______________________________________________  Base Policy $ _______
    _______________________________________________  Riders        _______
    _______________________________________________                _______
    _______________________________________________  Policy fee    _______
    _______________________________________________  Total       $ _______


    I represent that the above information is true and complete to the best of my knowledge and belief, and that the application has been completed in accordance with the Company's rules, guidelines and instructions. I certify that I have given the Proposed Insured the Notification about the Federal Fair Credit Reporting Act and the Medical Information Bureau. If I become aware of a change in the health or habits of the Proposed Insured, occurring after the date of the application but before I deliver the policy, I promise to inform the Company of the change and agree to withhold delivery of the policy until instructed by the Company.


    X__________________________________________________________________________
     Signature of Agent
     Print name _______________________________________________________________
     S.S.# _________________  Share of commission _____________________________
     Address __________________________________________________________________
     __________________________________________________________________________
     Telephone number (   ) ___________________________________________________

     X_________________________________________________________________________
      Signature of additional Agent
      Print additional Agent name _____________________________________________
      S.S.# _____________________    Share of commission ______________________
      Address _________________________________________________________________


      MEDICAL REQUIREMENTS:                             Name of Kemper Date
                     Arranged by                        approved vendor ordered
      Kemper Paramed:    [ ] Agent [ ] GA
      Blood profile/HOS: [ ] Agent [ ] GA
      Inspection report:           [ ] GA
      APS:                         [ ] GA

      Doctor's name(s) for APS ________________________________________________

      GENERAL AGENT'S REPORT (complete in all cases)
  Gl. Have you discussed this risk with the home of fice?       [ ] Yes [ ] No
      (Give details in #11 above.)
  G2. GA name ________________________________________________________________
      Address ________________________________________________________________
      ________________________________________________________________________
      ________________________________________________________________________
      Case manager ___________________________________________________________
      GA# __________________  Phone number (   ) _____________________________



L-R595

      FEDERAL KEMPER LIFE ASSURANCE COMPANY
      FIDELITY LIFE ASSOCIATION, A Mutual Legal Reserve Company
      KEMPER INVESTORS LIFE INSURANCE COMPANY
      Long Grove, IL 60049                              Policy number_________
                        |

      PRE-AUTHORIZED CHECKING (PAC) AGREEMENT

      Authorization to Honor Checks/Debits by Federal Kemper Life Assurance Co./Fidelity Life Association/Kemper Investors Life Insurance Co.

      INSTRUCTIONS                                                                  IF YOU CHANGE ACCOUNTS:
      1. Sign the authorization in the designated area in accordance with your      1. Contact your insurance agent to assist you
         signature(s) on file at your financial institution.                           with the change.
         if you change your address.                                                   - OR -
      2. Please notify us if you change your address.                               2. Contact the Home Office to obtain a new
      3. Please attach two months' modal premium.                                      authorization.


      As a convenience to me, I hereby request and authorize this financial institution to pay and charge my account for checks/electronic debits drawn on my account by Federal Kemper Life Assurance Company/Fidelity Life Association/Kemper Investors Life Insurance Company to its own order. This authorization will remain in effect until revoked by me in writing and until you receive such notice. I agree that you shall be fully protected in honoring any such check/electronic debit.

      I agree that your treatment of each check/electronic debit, and your right in respect to it, shall be the same as if it were signed by me personally. I further agree that if any such check/electronic debit be dishonored, whether with or without cause, you shall be under no liability whatsoever even though such dishonor results in the lapse of insurance.

      Federal Kemper Life Assurance Company/Fidelity Life Association/Kemper Investors Life Insurance Company is instructed to forward this authorization to you.


      DEPOSITOR(S)                                                                    YOUR BANK
      Name of Depositor(s) listed on the account   Date of first debit                Name of Bank
                                                                                      Address of Bank
                                                                                      City             | State        | Zip
      _______________________________________________________________
      Signature of Depositor                                                          Bank phone
      ______________________________________________________________                            (    )
      Signature  of Joint Depositor                                                   Checking account number you wish us to debit

                                   - ATTACH A SAMPLE "VOID" CHECK (NO DEPOSIT SLIPS, PLEASE). -



TO: THE FINANCIAL INSTITUTION NAMED ABOVE,

So that you may comply with your depositor's request, the Company agrees:

1. To indemnify and hold you harmless from any loss you may suffer as a consequence of your actions resulting from or in connection with the execution and issuance of any check/electronic debit or order, whether or not genuine, purporting to be executed by the undersigned and received by you in the regular course of business for the purpose of payment, including any costs or expenses reasonably incurred in connection therewith.

2. In the event that any such check/electronic debit or order shall be dishonored whether with or without cause, and whether intentionally or inadvertently, to indemnify you for any loss even though dishonor results in a forfeiture of insurance.

3. To defend at our own cost and expense any action which might be brought by any depositor or any other persons because of your actions taken pursuant to the foregoing requests, or in any manner arising by reason of your participation in the foregoing plan of premium collection.

   John B. Scott                        Debra P. Rezabek
   President                            Secretary

   Federal Kemper Life Assurance Company
   Fidelity Life Association
   Kemper Investors Life Insurance Company
   Long Grove, IL 60049

Authorized in a resolution adopted by the Board of Directors of Federal Kemper Life Assurance Company/Fidelity Life Association (A Mutual Legal Reserve Company) /Kemper Investors Life Insurance Company of Long Grove, Illinois on April 29, 1963, October 16, 1958, and January 15, 1963, respectively.


                                                            [ZURICH KEMPER LOGO]

L-P595